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                                                                   Exhibit 10.9

                                AMENDMENT NO. 1

                                      TO

                             MASTER CAPACITY LEASE

     This Amendment No. 1 to the Master Capacity Lease entered into by and between Interstate FiberNet ("Lessor") and InterCel PCS Services, Inc. ("Lessee") dated July 22, 1996 is hereby amended as follows:

1. The name of Lessee shall be changed from "InterCel PCS Services, Inc." to "Powertel, Inc."

2. Schedule 2 (Discounts and Minimum Charges), Section 4 (Restrictions) is hereby replaced in its entirety with the following:

          "Lessee agrees that, prior to any resale of "A" City On-Net DS-3 services provided by Lessor hereunder, Lessee shall consult with the Lessor as to the terms and conditions of any such resale arrangement."

3. The effective date of this Amendment No. 1 is the 22 day of August, 1996. All other provisions of the Master Capacity Lease shall remain in full force and effect.

LESSEE:                               LESSOR

/s/ Gowton Achaibar                   /s/ Doug Shumate
-----------------------------         ----------------------------
By: Gowton Achaibar                   By: Doug Shumate
Title: Vice President/Engineering     Title: VP/CFO